Stock-Based Compensation	12 Months Ended
Dec. 31, 2013
Share-based Compensation [Abstract]
Stock-Based Compensation
Note 15 – Stock-Based Compensation
Plan Information
On May 17, 2007, our stockholders approved a plan that provides common-stock-based awards to both employees and nonmanagement directors and reserved 19 million new shares for issuance. On May 20, 2010, our stockholders approved an amendment and restatement of the 2007 plan to increase by 11 million the number of new shares authorized for making awards under the plan, among other changes. The plan permits the granting of various types of awards including, but not limited to, restricted stock units and stock options. At December 31, 2013, 24 million shares of our common stock were reserved for issuance pursuant to existing and future stock awards, of which 14 million shares were available for future grants.
Additionally, on May 17, 2007, our stockholders approved an Employee Stock Purchase Plan (ESPP) which authorizes up to 2 million new shares of our common stock to be available for sale under the plan. The ESPP enables eligible participants to purchase our common stock through payroll deductions not exceeding an annual amount of $15,000 per participant. The ESPP provides for offering periods during which shares may be purchased and continues until the earliest of (1) the Board of Directors terminates the ESPP, (2) the sale of all shares available under the ESPP, or (3) the tenth anniversary of the date the Plan was approved by the stockholders. Offering periods are from January through June and from July through December. Generally, all employees are eligible to participate in the ESPP, with the exception of executives and international employees. The number of shares eligible for an employee to purchase during each offering period is limited to 750 shares. The purchase price of the stock is 85 percent of the lower closing price of either the first or the last day of the offering period. The ESPP requires a one-year holding period before the stock can be sold. Employees purchased 203 thousand shares at an average price of $27.62 per share during 2013. Approximately 413 thousand shares were available for purchase under the ESPP at December 31, 2013.
Total stock-based compensation expense for the years ended December 31, 2013, 2012, and 2011 was $37 million, $36 million, and $52 million, respectively, of which $18 million is included in Income (loss) from discontinued operations for 2011. Total income tax benefit recognized related to the total stock-based compensation expense for the years ended December 31, 2013, 2012, and 2011 was $14 million, $13 million, and $19 million, respectively. Measured but unrecognized stock-based compensation expense at December 31, 2013, was $44 million, which does not include the effect of estimated forfeitures of $1 million. This amount is comprised of $4 million related to stock options and $40 million related to restricted stock units. These amounts are expected to be recognized over a weighted-average period of 1.8 years.
Stock Options
Stock options are valued at the date of award, which does not precede the approval date. The purchase price per share for stock options may not be less than the market price of the underlying stock on the date of grant. Stock options generally become exercisable over a three-year period from the date of grant. Stock options generally expire ten years after the grant.
The following summary reflects stock option activity and related information for the year ended December 31, 2013:

Stock Options	Options	Weighted- Average Exercise Price	Aggregate Intrinsic Value
	(Millions)		(Millions)
Outstanding at December 31, 2012	6.9	$19.10
Granted	0.9	$33.57
Exercised	(1.1)	$13.34
Outstanding at December 31, 2013	6.7	$21.82	$112
Exercisable at December 31, 2013	5.0	$18.70	$98

The total intrinsic value of options exercised during the years ended December 31, 2013, 2012, and 2011 was $23 million, $69 million, and $55 million, respectively; and the tax benefit realized was $9 million, $25 million, and $21 million, respectively. Cash received from stock option exercises was $13 million, $50 million, and $45 million during 2013, 2012, and 2011, respectively. The weighted-average remaining contractual life for stock options outstanding and exercisable at December 31, 2013, was 5.1 years and 3.9 years, respectively.
The estimated fair value at date of grant of options for our common stock granted in each respective year, using the Black-Scholes option pricing model, is as follows:

	2013	2012	2011
Weighted-average grant date fair value of options for our common stock granted during the year, per share	$5.94	$5.65	$6.28
Weighted-average assumptions:
Dividend yield	4.3%	3.7%	3.6%
Volatility	29.7%	30.0%	34.6%
Risk-free interest rate	1.4%	1.3%	2.8%
Expected life (years)	6.5	6.5	6.5

The expected dividend yield is based on the 2013 dividend forecast and the grant-date market price of our stock. As a result of the 2011 spin-off of WPX, the historical volatility of our stock is not expected to be as representative of expected future volatility. Expected volatility is now based on the average of our peer group 10-year historical volatility adjusted by a ratio of our implied volatility to the average of our peer group’s implied volatility. The adjustment is made because the difference in implied volatility between our peer group and us may indicate that we are expected to be more volatile than our peer group average. The risk-free interest rate is based on the U.S. Treasury Constant Maturity rates as of the grant date. The expected life of the option is based on historical exercise behavior and expected future experience.
Nonvested Restricted Stock Units
The following summary reflects nonvested restricted stock unit activity and related information for the year ended December 31, 2013.

Restricted Stock Units Outstanding	Shares	Weighted- Average Fair Value*
	(Millions)
Nonvested at December 31, 2012	3.9	$22.49
Granted	1.2	$30.43
Forfeited	(0.1)	$27.27
Vested	(1.5)	$17.82
Nonvested at December 31, 2013	3.5	$27.16
______________

*
Performance-based shares are valued utilizing a Monte Carlo valuation method using measures of total shareholder return. All other shares are valued at the grant-date market price or the grant-date market price less dividends projected to be paid over the vesting period. Restricted stock units generally vest after three years.

Value of Restricted Stock Units	2013	2012	2011
Weighted-average grant date fair value of restricted stock units granted during the year, per share	$30.43	$20.61	$23.31
Total fair value of restricted stock units vested during the year ($’s in millions)	$27	$22	$35

Performance-based shares granted under the Plan represent 32 percent of nonvested restricted stock units outstanding at December 31, 2013. These grants may be earned at the end of a three-year period based on actual performance against a performance target. Based on the extent to which certain financial targets are achieved, vested shares may range from zero percent to 200 percent of the original grant amount.